This Agreement between

      GLORIA HINSCH, residing at 1010 Torchwood Drive; DeLand, Florida 32724 as Landlord and MAJOR CHRYSLER-PLYMOUTH, INC. c/o MAJOR CHEVROLET, INC. 43-40 Northern Boulevard, Long Island City, NY as Tenant

Witnesseth:The    Landlord hereby leases to the Tenant the following premises:
                  approximately 17,400 square feet as shown on the survey of Keller Powell dated 9/16/60, and located at 44th Street and Northern Boulevard, Long Island City, New York Address 44-15
                  Northern Blvd L.I.C.N.Y. a/k/a Block 704 Lot I Borough of
                  Queens

for the term of ten (10) years

to commence from the first day of November 1991 and to end on the 31st day of October 2001 to be used and occupied only for offices and sales, leasing and storage of automobiles, trucks and other motor vehicles, and the repair thereof upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent of FIFTY FOUR THOUSAND ($54,000.00) DOLLARS as augmented by the rider hereto said rent to be paid in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows: FOUR THOUSAND FIVE HUNDRED ($4,500.00) DOLLARS as augmented by the rider hereto.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs as set out in the rider hereto and at the end or other expiration of the term, shall deliver up the demised premises in good order ot condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable; to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises, Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord, Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casaulty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty, Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant, Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Buidling. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable houri for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable to; any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord, Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated'or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless adid damage or injury be caused by or be due to the neglegence of the Landlord.

13th. That if default be made in any of the covenants

15th. The Tenant has this day deposited with the Landlord the sum of $9,000.00 as security for the full and faithful performance by the Tenant of all the terms, convenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of this term herein, provided the Tenant has fully and faithfully carried out all of said terms, convenants and conditions of Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered release by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tentant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit od creditor or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate the lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and the lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants xxxxxxx shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemend by Eminent Domain for any public a quasl public use or purpose, then and in that event, the term of this lease shall cease anbd terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpected term of said lease in part of any award shall belong to the Tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accures su]Ssequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupany of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alternations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of government preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvencience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a government authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period, wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

                              RIDER TO LEASE DATED
                                     BETWEEN
                            GLORIA HINSCH (LANDLORD)
                                       and
                     MAJOR CHRYSLER-PLYMOUTH, INC. (TENANT)

28th. The rentals hereunder shall be paid by the Tenant in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of paymnent, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate.

29th. Tenant, at its sole cost and expense, shall keep any building on the demised premises insured for the mutual benefit of the Landlord and the Landlord's mortgagees, if any, such as their interest may appear, during the term of this lease, against loss or damage by fire and against loss or other risks now or hereafter embraced by extended broad form in amounts sufficient to prevent the Landlord from becoming a co-insurer under the terms of the applicable policy, but in any event, in an amount of not less than 80% of the then "full replacement costs." Certificates evidencing such policy or policies of insurance shall be delivered to and be in the possession of the Landlord at all times during the term of this lease or any renewal thereof. In the event that Tenant fails to provide such insurance and keep same in force, then Landlord may procure the same and the cost thereof shall be added to the next month's rent thereafter becoming due and shall be deemed additional rent hereunder.

30th. The Tenant covenants to provide and keep in force during the term of this lease, for itself and the benefit of the Landlord, general and public liability insurance in standard form, protecting the Landlord against any liability, occasioned by accident, disaster or otherwise, at the demised premises. Such policy or policies of insurance shall be for $1,000,000 aggregate per occurrence and $90,000 property damage and certificates evidencing such policy or policies of insurance shall be delivered to and be in the possession of the Landlord at all times during the term of this lease or any renewal thereof. In the event that Tenant fails to provide such insurance and keep same in force, then Landlord may procure the same and the cost thereof shall be added to the next month's rent thereafter becoming due and shall be deemed additional rent hereunder.

31st. The Tenant shall pay as additional rent before any fine, penalty, interest or cost that may be added thereto for the nonpayment thereof, all real estate taxes, assessments, water rates and water charges, and sewer rent and all other governmental levies and charges, general and special, ordinary and extraordinary, of any kind, which are assessed or imposed upon the leased property (both land and building) or any part thereof or become payable during the term of this lease. Nothing contained in this lease shall require the Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of the Landlord or any income, profits, or revenue tax or any other tax, assessment, charge or levy upon the rent payable by the Tenant under this lease; provided, however, that if at any time during the term of this lease under the laws of the United States, the State of New York or any political subdivision thereof, a tax on rents is assessed against the Landlord for the basic rent as a substitution in whole or in part for taxes assessed by such state or political subdivision on land and/or buildings, such tax shall be deemed to be included within the amount which the Tenant is required to pay under this article. All taxes assessed to but payable in whole or installments after the effective date of the lease term and all taxes assessed during the term or any renewal thereof, but payable in whole or installments after the lease term, shall be adjusted and prorated so that the Landlord shall pay its prorated share for the period prior to or for the period subsequent to the lease period and the Tenant shall pay its prorated share for the lease term and any renewal thereof.

32nd. The Tenant may assign the within Lease or sublet any portion of the premises, provided that:

a) The proposed assignee/subtenant submits reasonably required proof of financial responsibility and is deemed financially responsible in the reasonable judgment of the Landlord;

b) In the event of an assignment, Tenant furnishes Landlord with a duly executed assignment and assumption agreement;

c) Added security of $10,000.00 shall be delivered to Landlord;

d) Int-he event the rentals reserved under a sublease exceeds the rent reserved hereunder, or in the event Tenant profits from a lease assignment, it is agreed such profits shall be applied as follows:

      i) first to repayment of Tenant's cost of construction of any buildings erected at the premises; and (Tenant shall furnish proof of cost on completion of building).

      ii) the balance, if any, shall belong to Landlord.

33rd. The Tenant may place signs on outside of building provided they first obtain Landlord's consent, which shall not be withheld unreasonably, and obtain necessary license and permits and keep same in force during all times of this lease or any renewal thereof, and further comply with all applicable laws, ordinances, rules and regulations of governmental agencies having jurisdiction.

34th. The Tenant and Landlord represent that neither has dealt with any broker other than Henry Cavaliere/H. Cavaliere Realty, Inc. in this transaction. Each party agrees to indemnify and save the other party harmless from the claim or claims of any broker (including reasonable attorneys, fees for counsel defending such claims) for commissions herein resulting from the acts of such party.

35th. The Tenant agrees to maintain any buildings Tenant may in the future erect in a state of good repair (ordinary wear and tear excepted), and make all necessary repairs, including structural repairs, at his own cost.

36th. A transfer of any stock interest in a corporate Tenant (except transfers to or among Harold Bendell and Bruce Bendell, Chrysler Corporation, and transfers of less than fifty (50%) percent of the stock) shall be deemed a prohibited assignment unless there is compliance with paragraph 32nd of the within Rider.

37th. Any discontinuance of the Tenant's operations at the premises may be considered by the Landlord as an abandonment of the premises, entitling, but not obligating the Landlord to cancel and terminate this lease. Suspension of business for more than thirty (30) consecutive days may be considered presumptive of Tenant's abandonment of the premises.

38th. In the event that any payment due from the Tenant to the Landlord hereunder shall become overdue by a period in excess of ten (10) days after notice has been given to Tenant of the claimed default, a "late charge" in an amount equal to five (5%) percent of any payment so overdue, may be charged by Landlord for the purpose of defraying the expense incidental to handling such deliquent payment, which "late charge,, shall be deemed to be additional rent payable by Tenant to Landlord upon the Landlord's rendering a bill to Tenant therefor.

39th. The Tenant is given permission to erect a new building or buildings suitable for an auto showroom, auto repairs and offices at the premises, provided Tenant in each instance complies with the following provisions:

      a) The Tenant must submit proposed plans to the Landlord in advance of commencement of any construction, for the Landlord's approval, which approval will not be unreasonably withheld. In the event the Landlord does not approve or disapprove of the palns within thirty (30) days, the plans shall be deemed approved;

      b) The Tenant must permit an inspection of the completed construction by an engineer or architect of Landlord's choosing, and Tenant agrees to reimburse Landlord's reasonable expenses in connection therewith;

      c) The Tenant must obtain all necessary permits and provide all required environmental impact studies;

      d) The Tenant must furnish prior to the commencement of any such construction an undertaking by Chrysler Corporation* to promptly complete the building should Tenant fail to do so and to promptly pay or bond any mechanics liens on the premises if Tenant fails to do so;

            * or any licensed insurance or bonding company

      e) The Tenant shall not permit the filing of any mechanics liens against the property and in the event of any such filing, Tenant agrees to have such lien discharged or bonded within ninety (90) days after notice of such filing has been given to the Tenant. If the Tenant shall fail to cause any such liens to be discharged of record or bonded within the aforesaid 90-day period (unless Tenant shall contest the validity of such lien and during the period of contest, such proceedings shall suspend the collection thereof or no part of the premises would be subject to loss, sale or forfeiture before determination of such contest) or satisfy such lien within sixty (60) days after any judgment in favor of such lien holders (unless an appeal is taken), then Landlord shall have the right to cause the same to be discharged. All amounts paid by Landlord to cause liens to be discharged shall constitute additional rent payable by Tenant to Landlord;

      f) The Tenant agrees to provide Landlord with a copy of the Certificate of Occupancy and Board of Fire Underwriters certificate obtained by Tenant upon completion of the building(s);

      g) Any building so erected (not including fixtures, signs, equipment, furniture or other personal property of whatever kind and nature kept or installed on the premises by Tenant, no matter how affixed) shall become the property of the Landlord at the termination of the lease.

40th. In the event Tenant constructs a building or buildings at the premises, or contemplates such construction, the Landlord agrees:

      a) to cooperate in the filing of all necessary applications for permits and the like, provided Tenant pays th~ costs of such applications;

      b) To permit Tenant to apply for and obtain, at Tenant's sole cost and expense, any necessary zoning variances; and

      c) to permit the Tenant's pledging of the within lease as security for repayment of its construction or other financing.

41st. A memorandum of the within lease shall be executed simultaneously herewith and be recorded. Landlord shall furnish Tenant with a suitable metes and bounds description for this purpose. Tenant agrees to furnish a termination statement to be held in escrow by Landlord's attorney, to be used, pursuant to a separate escrow agreement only in the event of Tenant's default hereunder which default is sufficient to cause a termination of the lease.

42nd. Notwithstanding the rental figure set out in item I hereof, the said rental figure shall be increased as follows:

      a) The Consumer Price Index (CPI) published by the U.S. Department of Labor, Bureau of Labor Statistics, for All Urban Consumers -- New York -Northeastern New Jersey -- all items for the month of July, 1991 shall be the "basic CPI figure".

      b) The same CPI figure for the month of July, 1992 shall be compared to the "basic CPI figure" and a percentage of increase shall be calculated. The monthly rental from November 1, 1992 through October 31, 1993 shall be increased by the same percentage of increase.

      c) Similarly, each succeeding year, the July figure shall be compared to the basic CPI figure and percentage of increase determined. The monthly rental for the next ensuing year commencing on November 1 will be increased by said percentage of increase. This proceedure will continue throughout the term of the Lease.

      d) The above procedure shall not operate to decrease the rent below the amount being paid during the immediately preceding period.

      e) If the CPI is altered, the said increases shall be calculated on the basis of the nearest comparable figures published by the Bureau of Labor Statistics or its successor in function.

      f) On November 1, 2001 the base rent shall be modified to reflect the then current market rent of the land portion of the premises excluding improvements. In the event the parties cannot agree upon the "market rent", each party shall appoint an appraiser (who is licensed and designated by SRA or MAI), who shall then attempt to agree upon a "market rent". In the event the two appraisers do not agree, they together shall appoint a third appraiser, whose decision shall be binding. In the event the two appraisers cannot agree upon the appointment of a third appraiser, the third appraiser shall be appointed by the American Arbitration Association. Each party shall bear the cost of its own appraiser, and the partie~s shall share equally the cost of the third appraiser and the fee of the American Arbitration Association. The "market rent" so established shall become the new "base rent" (but such market rent shall not be less than the base rent at the time of appraisal) and shall thereafter be adjusted annually pursuant to this paragraph, but the "market rent" shall become the new base rent and the basic CPI figure shall become that for July 1, 2001 (if the market rent causes a rental increase).

43rd. It is intended that this be a net lease and Tenant shall pay all charges, including taxes and insurance, repairs of all sorts (including sidewalks), which pertain to demised premises and improvements thereto, except as otherwise specifically provided herein.

44th. Tenant may elect to extend this lease for a period of ten (10) years by written notice to Landlord provided that:

      a) Tenant shall have completed the construction of a building as provided herein, and a certificate of occupany therefor shall have been issued, and

      b) Tennant shall not be in default of the terms hereof.

45th. Landlord makes no representation as to underground fuel storage tanks and Tenant undertakes to repair, remove, maintain or replace the same as necessary or required by any governmental authority including the Environmental Protection Agency.

46th. Tenant hereby assign to Landlord any award or payment on account of any damage, destruction or taking which is payable in connection with the premises, except that Tenant shall be entitled to that portion of the net award representing payment for Tenant's leasehold-interest, trade fixtures, moving expenses, business interruption, building erected by Tenant, and loss of profits. All amounts paid pursuant to an agreement with a condemning authority in connection with any taking shall be deemed to constitute an award on account of such taking. Each party agrees to notify the other of any such proceedings.

47th. Tenant shall have the right to contest any tax assessment affecting the premises, and the Landlord agrees to cooperate therein. If there shall be any refunds or rebates of any imposition paid by Tenant, such refunds or rebates shall belong to the Tenant. Any refunds received by Landlord shall be deemed trust funds and as such are to be received by Landlord in trust and paid to Tenant forthwith.

48th. If Landlord fails to pay any liens or encumbrances affecting the premises and to which this Lease may be subordinate when any of the same become due or in any other respects fails to perform any convenant or agreement in this lease contained on the part of Landlord to be performed, then, and in such event, after the continuance of any such failure or default for thirty (30) days after notice is given by the Tenant to the Landlord, Tenant may pay said lien or encumbrance and cure such default, Tenant may further make all necessary payments in connection therewith, including, but not limited to the payment of any reasonable attorney's fees, costs, and charges of or in connection with any legal action which may have been brought. All sums charged to Landlord by Tenant shall be indebtedness of Landlord to Tenant payable on demand, or deductable from rents payable hereunder. Any court action by Landlord with respect thereto shall suspend the application of this paragraph.

49th. If Tenant shall fail to make or perform any payment or act required by this lease, then Landlord may make such payment or perform such act of the account of Tenant. All amounts so paid, shall be paid to Landlord on demand, or at Landlord's option be added to the next rent to come due hereunder.

50th. This lease and all right of the Tenant hereunder are and shall be subject and subordinate to the lien of any and all mortgages which may now or hereafter affect the premises, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that any such mortgage placed upon the premises shall provide that so long as there shall be outstanding no continuing event of default in any of the terms, conditions, covenants or agreements of this lease on the part of the Tenant to be performed, the leasehold estate of the Tenant created hereby and Tenant's peaceful and quiet possession of the premises shall be undisturbed by any foreclosure of such mortgage.

51st. Notwithstanding any contrary provision in this lease, neither party shall be deemed in default (except with respect to the payment of rent) unless the other has sent a written notice of such claimed default, specifying the nature of the default and giving the other an opportunity to cure same within thirty
(30) days, in which event the party shall have such longer period as shall be necessary to cure the default, so long as it promptly proceeds to cure the same and proceeds with due diligence. No bankruptcy or insolvency shall constitute a default if Tenant pays the rent and otherwise complies with the provisions of this Lease.-

52nd. All notices, requests, consents, approvals, offers, statements and other . struments hereunder shall be in writing and shall be deemed to have been given '1__~W_ en delivered, or when mailed by first class certified or registered mail, postage prepaid, addressed:

      a) if to Landlord, to:

                  Mrs. Gloria Hinsch
                  1010 Torchwood Drive
                  DeLand, FL 32724

                  with a copy to:

                  Henry C. Cavaliere
                  124 Plandome Road
                  Manhasset, NY 11030

      b) if to Tenant, to:

                  Bruce Bendell
                  c/o major Chevrolet, Inc.
                  43-40 Northern Boulevard
                  Long Island City, NY 11101

                  with a copy to:

                  Michael J. DeZorett, Esq.
                  150 Broadway
                  New York, NY 10038

53rd. All disputes concerning the validity, interpretation or performance of this Agreement and any of its terms or provisions, or of any rights or obligations of the parties hereto, shall be governed by and resolved in accordance with the laws of the State of New York.

54th. No waiver by either party of any breach or series of breaches or defaults in performance by the other party, and no failure, refusal or neglect of either party to exercise any right, power or portion given to it hereunder or to insist upon strict compliance with or performance of either party's obligations under this Agreement shall constitute a waiver of the provisions of this Agreement, or of its right at any time thereafter to require exact and strict compliance with the provisions thereof.

55th. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, subject to the restrictions on assignment contained herein.

56th. This Agreement contains the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof. No other agreement, oral or otherwise, shall be deemed to exist or to bind either of the parties hereto, and all prior agreements and understandings are superseded hereby. This agreement cannot be modified or changed except by written instrument signed by both the parties hereto.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

      /s/ Gloria Hinsch
      -----------------------------
      GLORIA HINSCH (LANDLORD) MAJOR CHRYSLER-PLYMOUTH, INC.

      /s/ Bruce Bendell
      -----------------------------
      BY: BRUCE BENDELL (TENANT)


STATE OF FLORIDA  )
                  ) SS.:
COUNTY OF DOLUSIA )

      On this 10th day of September, 1991, before me personally came GLORIA HINSCH to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that she executed the same.

                                          /s/ Cheryl J. Ball
                                          ---------------------------
                                          NOTARY PUBLIC

STATE OF NEW YORK )
                  ) SS.:
COUNTY OF QUEENS  )

      On the 3rd day of September, 1991, before me personally came BRUCE BENDELL, to me known, who, being by me duly sworn, did depose and say that he resides at North Hills, New York; that he is the Vice-President of MAJOR CHRYSLER-PLYMOUTH, INC., the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of directors of said corporation, and that he signed his name thereto by like order.

                                          /s/ Harry Presser
                                        -----------------------------
                                          Notary public

                                          HARRY PRESSER
                                          Notary Public, State of New York
                                          No. 24-8434975
                                          Qualified in Kings County
                                          Commission Expires March 30, 1992

                            ADDITIONAL RIDER TO LEASE

              RE: 44-15 Northern Blvd., Long Island City, New York

      1. In lieu of paragraph 1145th" of the "Rider to lease,, herein, the following provision shall apply:

      "Landlord makes no representation as to the underground fuel storage tanks. In the event any governmental authority including the Environmental Protection Agency shall require any repair, removal, maintenance or replacement of same, the Landlord agrees to comply with such requirements, except that in the event such repair, removal, maintenance or replacement is required by reason of the construction of a building at the premises by the Tenant, the Tenant agrees to be responsible for such compliance. Further, in the event the Landlord, in compliance with any future requirement of any governmental agency, removes the underground storage tanks during the term of this Lease, and Tenant thereafter constructs a building at the premises which construction would have required the removal of the underground storage tanks, were it not for the Landlord's prior removal of same, the Tenant agrees to reimburse the Landlord for its cost of removal of such underground storage tanks."

/s/ Gloria Hinsch                          9/10/91
--------------------------                ---------
    GLORIA HINSCH                           Date

MAJOR CHRYSLER-PLYMOUTH, INC.

/s/ Bruce Bendell                          8/9/91
-------------------------                 --------
BY:   BRUCE BENDELL                         Date

Cheryl J. Ball            9/10/91

      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this convenant shall be conditioned upon the retention of title to the premises by the Landlord.

      And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corproate officers and caused their proper corporate seal to be hereto affixed) this day of 19

      Signed, seal and delivered

in the presence of

                                   XXXXXXXXXXXXXXX         L.

Gloria Hinsch            L.

L .


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